SECOND AMENDMENT
                                       TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

                                      AMONG

                                 PENTACON, INC.
                                  AS BORROWER,

                               NATIONSBANK, N.A.,
                            AS ADMINISTRATIVE AGENT,

                     NATIONSBANC MONTGOMERY SECURITIES LLC,
                                AS LEAD ARRANGER,

                                       AND

                          THE LENDERS SIGNATORY HERETO


                                   DATED AS OF
                                FEBRUARY 12, 1999

                                TABLE OF CONTENTS


                                                                        PAGE

                             ARTICLE I. DEFINITIONS


      Section 1.01 TERMS DEFINED ABOVE ................................   1
      Section 1.02 TERMS DEFINED IN CREDIT AGREEMENT ..................   1
      Section 1.03 OTHER DEFINITIONAL PROVISIONS ......................   2

                  ARTICLE II. AMENDMENTS TO CREDIT AGREEMENT


      Section 2.01 AMENDMENTS TO DEFINITIONS ..........................   2
      Section 2.02 AMENDMENTS TO ARTICLE II ...........................   4
      Section 2.03 AMENDMENTS TO ANNEXES, SCHEDULES AND EXHIBITS ......   4

                             ARTICLE III. CONDITIONS


      Section 3.01 LOAN DOCUMENTS .....................................   4
      Section 3.02 REPRESENTATIONS AND WARRANTIES .....................   4
      Section 3.03 NO DEFAULT .........................................   4
      Section 3.04 NO CHANGE ..........................................   4
      Section 3.05 SECURITY INSTRUMENTS ...............................   5
      Section 3.06 OTHER INSTRUMENTS OR DOCUMENTS .....................   5

                            ARTICLE IV. MISCELLANEOUS


      Section 4.01 ADOPTION, RATIFICATION AND CONFIRMATION OF
                     CREDIT AGREEMENT .................................   5
      Section 4.02 RATIFICATION AND AFFIRMATION OF GUARANTY ...........   5
      Section 4.03 SUCCESSORS AND ASSIGNS .............................   5
      Section 4.04 COUNTERPARTS .......................................   5
      Section 4.05 NUMBER AND GENDER ..................................   6
      Section 4.06 ENTIRE AGREEMENT ...................................   6
      Section 4.07 INVALIDITY .........................................   6
      Section 4.08 TITLES OF ARTICLES, SECTIONS AND SUBSECTIONS .......   6
      Section 4.09 GOVERNING LAW ......................................   6

ANNEXES, EXHIBITS AND SCHEDULES

Annex I        -  List of Percentage Shares, Maximum Revolving Credit Amounts,
                  and Revolver Term Loans

                               SECOND AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT


      This SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Second Amendment") executed effective as of the 12th day of February, 1999 (the "Effective Date"), is by and among Pentacon, Inc., a corporation formed under the laws of the State of Delaware (the "Borrower"); each of the lenders that is a signatory hereto or which becomes a signatory hereto and to the hereinafter described Credit Agreement as provided in Section 12.06 of the Credit Agreement (individually, together with its successors and assigns, a "Lender" and, collectively, the "Lenders"); and NationsBank, N.A., a national banking association (in its individual capacity, "NationsBank"), and as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the "Administrative Agent").


                             W I T N E S S E T H:

      WHEREAS, the Borrower, the Administrative Agent and the Lenders are parties to that certain Amended and Restated Credit Agreement dated as of September 3, 1998, as amended by the First Amendment to Credit Agreement dated as of December 31, 1998 (the "Credit Agreement"), pursuant to which the Lenders agreed to make loans to and extensions of credit on behalf of the Borrower; and

      WHEREAS, the Borrower and the Lenders desire to amend the Credit Agreement in the particulars hereinafter provided;

      NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:


                             ARTICLE I. DEFINITIONS

      SECTION 1.01 TERMS DEFINED ABOVE. As used in this Second Amendment, each of the terms "Administrative Agent", "Borrower", "Credit Agreement", "Effective Date", "Second Amendment", "Lenders" and "NationsBank" shall have the meaning assigned to such term hereinabove.

      SECTION 1.02 TERMS DEFINED IN CREDIT AGREEMENT. Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided to the contrary.

      SECTION 1.03 OTHER DEFINITIONAL PROVISIONS.

            (a) The words "hereby", "herein", "hereinafter", "hereof", "hereto" and "hereunder" when used in this Second Amendment shall refer to this Second Amendment as a whole and not to any particular Article, Section, subsection or provision of this Second Amendment.

            (b) Section, subsection and Exhibit references herein are to such Sections, subsections and Exhibits to this Second Amendment unless otherwise specified.


                   ARTICLE II. AMENDMENTS TO CREDIT AGREEMENT

      The Borrower, the Administrative Agent, and the Lenders agree that the Credit Agreement is hereby amended, effective as of the Effective Date, in the following particulars.

      SECTION 2.01 AMENDMENTS TO DEFINITIONS.

      (a) The following terms, which are defined in Section 1.02 of the Credit Agreement, are hereby amended in their entirety to read as follows:

      "Agreement" shall mean this Amended and Restated Credit Agreement, as amended and supplemented by the First Amendment and the Second Amendment, as the same may from time to time be further amended or supplemented.

      "Applicable Margin" shall mean for 3.0% per annum for Eurodollar Loans and 1.0% per annum for Base Rate Loans; provided, however, if a Capital Market Event has not occurred on or before March 15, 1999, "Applicable Margin" shall mean, from and after March 15, 1999, 4.0% per annum for Eurodollar Loans and 2.0% per annum for Base Rate Loans; and further provided, however, on the first Determination Date (hereinafter defined) following the occurrence of a Capital Market Event, "Applicable Margin" shall mean the applicable per annum percentage set forth at the appropriate intersection in the table shown below, based on the Leverage Ratio, for the four quarterly periods ending on and determined as of the immediately preceding Quarterly Date:

--------------------------------------------------------------------------
     LEVERAGE RATIO           APPLICABLE MARGIN           APPLICABLE
                            FOR EURODOLLAR LOANS       MARGIN FOR BASE
                                                          RATE LOANS
--------------------------------------------------------------------------
Less than 3.00                     1.750%                   0.25%
--------------------------------------------------------------------------

--------------------------------------------------------------------------
Less than 3.50, but                2.000%                   0.50%
greater than or
equal to 3.00
--------------------------------------------------------------------------
Less than 4.00, but                2.375%                   0.75%
greater than or
equal to 3.50
--------------------------------------------------------------------------
Less than 4.50, but                2.625%                   1.00%
greater than or
equal to 4.00
--------------------------------------------------------------------------
Less than 5.0, but                 2.875%                   1.25%
greater than or
equal to 4.50
--------------------------------------------------------------------------
Greater than or                    3.250%                   1.50%
equal to 5.0
--------------------------------------------------------------------------


After the occurrence of a Capital Market Event, the Applicable Margin shall be established following each Quarterly Date (each, a "Determination Date"). Any change in the Applicable Margin following each Determination Date shall be determined based upon the computations set forth in the Compliance Certificate furnished to the Administrative Agent pursuant to Section 8.01(h) or Section 9.03(i), subject to review and approval of such computations by the Administrative Agent. Each change in the Applicable Margin shall be effective commencing as of the next Business Day following the date such certificate is received (including, without limitation, in respect of Eurodollar Loans then outstanding notwithstanding that such change occurs during an Interest Period), and shall remain in effect until the date that is the next Business Day following the first to occur of the date on which (i) a new certificate is delivered for which a change in the Applicable Margin occurs or (ii) is required to be delivered; provided, however; if the Borrower shall fail to deliver any such certificate within the time period required by Section 8.01(h), then the Applicable Margin shall be the highest percentage amount stated for each Type of Loan as set forth in the then applicable table until the appropriate certificate is so delivered.

      (b) Section 1.02 of the Credit Agreement is hereby further amended and supplemented by adding the following new definition where alphabetically appropriate, which reads in its entirety as follows:

      "Second Amendment" shall mean that certain Second Amendment to Amended and Restated Credit Agreement dated as of February 12, 1999, by and among the Borrower, the Administrative Agent and the Lenders.

      SECTION 2.02 AMENDMENTS TO ARTICLE II. Subsections 2.03(d) and (e) of the Credit Agreement are hereby amended in their entirety to read as follows:

            "(d) If a Subordinated Debt Event occurs on or before March 15, 1999, the Percentage Shares, Maximum Revolving Credit Amounts and Revolver Term Loans of each Lender shall be the amounts set forth on Annex I under item B thereof.

            (e) Unless previously reduced to an amount equal to or less than $90,000,000 pursuant to Sections 2.03(b), (c) or (d), on March 15, 1999 the Aggregate Maximum Revolving Credit Amounts shall automatically be reduced to $90,000,000."

      SECTION 2.03 AMENDMENTS TO ANNEXES, SCHEDULES AND Exhibits. Annex I to the Credit Agreement is hereby replaced with Annex I attached hereto. Accordingly, all references in the Credit Agreement, to Annex I shall be deemed to be references to Annex I attached to this Second Amendment.


                             ARTICLE III. CONDITIONS

      The enforceability of this Second Amendment against the Administrative Agent and the Lenders is subject to the satisfaction of the following conditions precedent:

      SECTION 3.01 LOAN DOCUMENTS. The Administrative Agent shall have received multiple original counterparts, as requested by the Administrative Agent, of this Second Amendment executed and delivered by a duly authorized officer of the Borrower, the Administrative Agent, each Guarantor, and each Lender.

      SECTION 3.02 REPRESENTATIONS AND WARRANTIES. Except as affected by the transactions contemplated in the Credit Agreement and this Second Amendment, each of the representations and warranties made by the Borrower and the Guarantors in or pursuant to the Security Instruments, including the Credit Agreement, shall be true and correct in all material respects as of the Effective Date, as if made on and as of such date. Borrower hereby represents and warrants to the Administrative Agent that the execution, delivery and performance of this Second Amendment has been duly authorized and that the representation in the Credit Agreement as to the enforceability and authorization thereof shall refer to the Credit Agreement, as amended by this Second Amendment.

      SECTION 3.03 NO DEFAULT. No Default or Event of Default shall have occurred and be continuing as of the Effective Date.

      SECTION 3.04 NO CHANGE. No event shall have occurred since September 30, 1998, which, in the reasonable opinion of the Lenders, could have a material adverse effect on the condition

(financial or otherwise), business, operations or prospects of the Borrower or the Guarantors.

      SECTION 3.05 SECURITY INSTRUMENTS. All of the Security Instruments shall be in full force and effect and provide to the Administrative Agent the security intended thereby to secure the Indebtedness, as amended and supplemented hereby.

      SECTION 3.06 OTHER INSTRUMENTS OR DOCUMENTS. The Administrative Agent or any Lender or counsel to the Administrative Agent shall receive such other instruments or documents as they may reasonably request.


                            ARTICLE IV. MISCELLANEOUS

      SECTION 4.01 ADOPTION, RATIFICATION AND CONFIRMATION OF CREDIT AGREEMENT. Each of the Borrower, the Guarantors, the Administrative Agent, and the Lenders does hereby adopt, ratify and confirm the Credit Agreement, as amended hereby, and acknowledges and agrees that the Credit Agreement, as amended hereby, is and remains in full force and effect.

      SECTION 4.02 RATIFICATION AND AFFIRMATION OF GUARANTY. Each Guarantor hereby expressly (i) acknowledges the terms of this Second Amendment, (ii) ratifies and affirms its obligations under its Amended and Restated Guaranty Agreement or Guaranty Agreement, as applicable, dated as of September 3, 1998, in favor of the Administrative Agent and the Lenders, as amended, supplemented or otherwise modified (the "Guaranty Agreement"), (iii) acknowledges, renews and extends its continued liability under its Guaranty Agreement and agrees that its Guaranty Agreement remains in full force and effect; and (iv) guarantees to the Administrative Agent and each Lender to promptly pay when due all amounts owing or to be owing by it under its Guaranty Agreement pursuant to the terms and conditions thereof.

      SECTION 4.03 SUCCESSORS AND ASSIGNS. This Second Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.

      SECTION 4.04 COUNTERPARTS. This Second Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument and shall be enforceable as of the Effective Date upon the execution of one or more counterparts hereof by the Borrower, the Guarantors, the Administrative Agent and the Lenders. In this regard, each of the parties hereto acknowledges that a counterpart of this Second Amendment containing a set of counterpart execution pages reflecting the execution of each party hereto shall be sufficient to reflect the execution of this Second Amendment by each necessary party hereto and shall constitute one instrument.

      SECTION 4.05 NUMBER AND GENDER. Whenever the context requires, reference herein made to the single number shall be understood to include the plural; and likewise, the plural shall be understood to include the singular. Words denoting sex shall be construed to include the masculine, feminine and neuter, when such construction is appropriate; and specific enumeration shall not exclude the general but shall be construed as cumulative. Definitions of terms defined in the singular or plural shall be equally applicable to the plural or singular, as the case may be, unless otherwise indicated.

      SECTION 4.06 ENTIRE AGREEMENT. This Second Amendment constitutes the entire agreement among the parties hereto with respect to the subject hereof. All prior understandings, statements and agreements, whether written or oral, relating to the subject hereof are superseded by this Second Amendment.

      SECTION 4.07 INVALIDITY. In the event that any one or more of the provisions contained in this Second Amendment shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Second Amendment.

      SECTION 4.08 TITLES OF ARTICLES, SECTIONS AND SUBSECTIONS. All titles or headings to Articles, Sections, subsections or other divisions of this Second Amendment or the exhibits hereto, if any, are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such Articles, Sections, subsections, other divisions or exhibits, such other content being controlling as the agreement among the parties hereto.

      SECTION 4.09 GOVERNING LAW. This Second Amendment shall be deemed to be a contract made under and shall be governed by and construed in accordance with the internal laws of the State of Texas.

      THIS SECOND AMENDMENT AND OTHER LOAN DOCUMENTS EXECUTED BY ANY OF THE PARTIES BEFORE OR SUBSTANTIALLY CONTEMPORANEOUSLY WITH THE EXECUTION HEREOF TOGETHER CONSTITUTE A WRITTEN LOAN AGREEMENT AND REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.



                          [SIGNATURES BEGIN NEXT PAGE]

      IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

BORROWER:                           PENTACON, INC.


                                          By: ____________________________
                                          Name:
                                          Title:


LENDER AND AGENT:                         NATIONSBANK, N.A.


                                          By:  ____________________________
                                          Name:
                                          Title:


LENDERS:                                  PARIBAS


                                          By:  ____________________________
                                          Name:
                                          Title:


                                          By:  ____________________________
                                          Name:
                                          Title:


                                          UNION BANK OF CALIFORNIA, N.A.

                                          By:  ____________________________
                                          Name:
                                          Title:


                               Signature Page - 1

GUARANTORS:                               ALATEC PRODUCTS, INC.



                                          By:  ____________________________
                                          Name:
                                          Title:


                                          AXS SOLUTIONS, INC.


                                          By:  ____________________________
                                          Name:
                                          Title:


                                          CAPITOL BOLT & SUPPLY, INC.


                                          By:  ____________________________
                                          Name:
                                          Title:


                                          MAUMEE INDUSTRIES, INC.


                                          By:  ____________________________
                                          Name:
                                          Title:


                                          SALES SYSTEMS, LIMITED


                                          By:  ____________________________
                                          Name:
                                          Title:



                               Signature Page - 2

                                          TEXAS INTERNATIONAL AVIATION,
                                          INC.


                                          By:  ____________________________
                                          Name:
                                          Title:


                                          PACE PRODUCTS, INC.


                                          By:  ____________________________
                                          Name:
                                          Title:


                                          D-BOLT PRODUCTS, INC.


                                          By:  ____________________________
                                          Name:
                                          Title:


                                          WEST COAST AERO PRODUCTS
                                          HOLDING CORPORATION, INC.


                                          By:  ____________________________
                                          Name:
                                          Title:


                                          ASI AEROSPACE GROUP, INC.


                                          By:  ____________________________
                                          Name:
                                          Title:


                               Signature Page - 3

                                          POLLARD AVIATION, INC.


                                          By:  ____________________________
                                          Name:
                                          Title:



                               Signature Page - 4

                                     ANNEX I

                           LIST OF PERCENTAGE SHARES,
                        MAXIMUM REVOLVING CREDIT AMOUNTS
                             AND REVOLVER TERM LOANS


      A. So long as a Subordinated Debt Event has not occurred on or before March 15, 1999:

--------------------------------------------------------------------------------
                           PERCENTAGE     MAXIMUM REVOLVING        REVOLVER
       NAME OF LENDER        SHARE          CREDIT AMOUNT         TERM LOANS
--------------------------------------------------------------------------------
NationsBank, N.A.           80.000%          $88,000,000       $32,000,000
--------------------------------------------------------------------------------
Paribas                     8.5714%           $9,428,540        $3,428,571.43
--------------------------------------------------------------------------------
Union Bank of               11.4286%         $12,571,460        $4,571,428.57
California, N.A.
--------------------------------------------------------------------------------
TOTAL                         100%          $110,000,000         $40,000,000
--------------------------------------------------------------------------------


      B. If a Subordinated Debt Event occurs on or before March 15, 1999:

--------------------------------------------------------------------------------
                           PERCENTAGE     MAXIMUM REVOLVING        REVOLVER
       NAME OF LENDER        SHARE          CREDIT AMOUNT         TERM LOANS
--------------------------------------------------------------------------------
NationsBank, N.A.           60.6594%         $39,428,590.00          -0-
--------------------------------------------------------------------------------
Paribas                     8.5714%           $5,571,410             -0-
--------------------------------------------------------------------------------
Union Bank of               30.7692%         $20,000,000             -0-
California, N.A.
--------------------------------------------------------------------------------
TOTAL                         100%           $65,000,000             -0-
--------------------------------------------------------------------------------


                                   Annex I-1